EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Goldenberg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) the Quarterly Report of EVCI Career Colleges Holding Corp. on Form 10-Q for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(ii) information contained in such report fairly presents in all material respects the financial condition and results of operations of EVCI Career Colleges Holding Corp.

Dated: May 18, 2007	/s/ Richard Goldenberg
Richard Goldenberg Chief Financial Officer